SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   October 27, 2004

                           Merrill Lynch & Co., Inc.
                           -------------------------
            (Exact name of Registrant as specified in its charter)

        Delaware                        1-7182                 13-2740599
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      (State or other                 (Commission                (I.R.S.
  jurisdiction of                 File Number)               Employer
  incorporation)                                         Identification No.)



    4 World Financial Center, New York, New York   10080
    ----------------------------------------------------

    (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------


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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
            ------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-109802) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering (i) Senior Debt Securities issuable under an indenture, dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the "Indenture") and (ii) Warrants issuable under the Warrant Agreement dated as of October 27, 2004, between the Company and JPMorgan Chase Bank, as Warrant Agent (the "Warrant Agreement"). The Company has issued (i) Cdn. $1,750,600 of its Global Equity Performance Weighted Notes, Series 2 due October 27, 2011 (the "Notes"), under the Indenture and (ii) and Cdn. $3,103,000 of its Global Equity Performance Weighted Warrants, Series 2 exercisable October 27, 2011 (the "Warrants"), under the Warrant Agreement. The exhibits consist of the form of Agency Agreement, form of Note, form of Warrant Agreement (including a form of Warrant) and an opinion of counsel relating thereto.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
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                            EXHIBITS

            (1)             Underwriting Agreement.

                            Agency Agreement, dated October 25, 2004, among Merrill Lynch & Co., Inc., Merrill Lynch Canada Inc. and National Bank Financial Inc.

            (4) Instruments defining the rights of security holders, including indentures.

                            (a) Form of Merrill Lynch & Co., Inc.'s Global Equity Performance Weighted Notes, Series 2 due October 27, 2011.

                            (b) Form of Warrant Agreement, dated as of October 27, 2004, including a form of the Global Equity Performance Weighted Warrants, Series 2 exercisable October 27, 2011.

            (5) & (23)      Opinion re: legality; consent of counsel.

                            Opinion of Sidley Austin Brown & Wood LLP relating to (i) the Global Equity Performance Weighted Notes, Series 2 due October 27, 2011 and (ii) the Global Equity Performance Weighted Warrants, Series 2 exercisable October 27, 2011 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                         MERRILL LYNCH & CO., INC.
                                         -------------------------
                                                (Registrant)




                                         By:   /s/ John Laws
                                             -----------------------------
                                                   John Laws
                                                   Assistant Treasurer


Date:  October 27, 2004

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549









                           MERRILL LYNCH & CO., INC.








                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED OCTOBER 27, 2004







                                                 Commission File Number 1-7182

                                 Exhibit Index


Exhibit No.     Description                                               Page
-----------     -----------                                               ----

(1)             Underwriting Agreement.

                Agency Agreement, dated October 25, 2004, among Merrill Lynch & Co., Inc., Merrill Lynch Canada Inc. and National Bank Financial Inc.


(4) Instruments defining the rights of security holders, including indentures.

                (a) Form of Merrill Lynch & Co., Inc.'s Global Equity Performance Weighted Notes, Series 2 due October 27, 2011.

                (b) Form of Warrant Agreement, dated as of October 27, 2004, including a form of the Global Equity
                Performance Weighted Warrants, Series 2 exercisable October 27, 2011.


(5) & (23)      Opinion re:  legality; consent of counsel.

                Opinion of Sidley Austin Brown & Wood LLP relating to
                (i) the Global Equity Performance Weighted Notes, Series 2 due October 27, 2011 and (ii) the Global Equity Performance Weighted Warrants, Series 2 exercisable October 27, 2011 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).